EXHIBIT 99.1

                            SECTION 302 CERTIFICATION

I, William L. Sklar, certify that:

1. I have reviewed this registration statement on Form S-4 under the Securities Act of 1933 of Crown Medical Systems, Inc., a Nevada corporation.

2. Based on my knowledge, this registration statement does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the periods covered by the registration statement.

3. Based on my knowledge, the financial statements, and other financial information included in this registration statement fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this registration statement.

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures for the registrant and, immediately following the merger, we plan to: design such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during periods in which annual or periodic reports are being prepared; and design such internal control over financial reporting, or cause such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles; evaluate the effectiveness of the registrant's disclosure controls and procedures; and disclose in a report any change in the registrant's internal control over financial reporting .

5. The registrant's other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the registrant's auditors and the registrant's board of directors: (a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting.


Date: February 27, 2004                 /s/ William L. Sklar
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                                        William L. Sklar, President